                                                        UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 24, 2011

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

        Tennessee                                                                            87-0267438
(State or other jurisdiction of                  (I.R.S. Employer Identification No.)
incorporation or organization)

11121 Kingston Pike, Suite E, Knoxville, Tennessee 37934
(Address of Principal Executive Office)

(865) 675-1554
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Item 8.01                      Other Events

On March 24, 2011, the Company issued a press release announcing that it will hold a telephone conference and webcast presentation on Thursday, March 31, 2011 at 4:15 PM Eastern Daylight Time to discuss the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which the Company expects to be filed earlier in the day on March 31, 2011, and the Company’s results for fiscal 2010.

Item 9.01                      Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Tengasco on March 24, 2011

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 24, 2011
Tengasco, Inc.

By: s/Jeffrey R. Bailey
       Jeffrey R. Bailey,
       Chief Executive Officer